UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

SOUTHERN MICHIGAN BANCORP, INC.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	2-78178 (Commission File Number)	38-2407501 (IRS Employer Identification No.)

51 West Pearl Street Coldwater, Michigan (Address of Principal Executive Offices)	49036 (Zip Code)

Registrant's telephone number, including area code:  (517) 279-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Princpal Officers.

                    The Southern Michigan Bancorp, Inc. Board of Directors appointed two new directors to the Board of Directors. Information relating to the new directors is as follows:

(d)	(1)	Gary Hart Haberl and Donald Jay Labrecque became directors on December 20, 2004.

	(2)	None.

	(3)	Mr. Haberl has been appointed to the Compensation Committee and the Trust Committee. Mr. Labrecque has been appointed to the Compensation Committee and the Audit Committee.

	(4)	None.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 23, 2004	SOUTHERN MICHIGAN BANCORP, INC. (Registrant)

		By:	/s/ Danice L. Chartrand
Danice L. Chartrand Chief Financial Officer